Exhibit 1

AGREEMENT OF JOINT FILING

GOODMAN GLOBAL, INC.

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of a Statement on Schedule 13D and any and all amendments thereto, with respect to the above referenced securities and that this Agreement be included as an Exhibit to such filing. This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of this 13th day of February, 2008.

Wilmington Trust Company, Trustee of the Hutton Gregory Goodman 1994 Trust

By:	/s/ Mark A. Oller
Name:	Mark A. Oller
Its:	Vice President

Wilmington Trust Company, Trustee of the Hannah Jane Goodman 1994 Trust

By:	/s/ Mark A. Oller
Name:	Mark A. Oller
Its:	Vice President

Wilmington Trust Company, Trustee of the Mary Jane Goodman 1994 Trust

By:	/s/ Mark A. Oller
Name:	Mark A. Oller
Its:	Vice President

Wilmington Trust Company, Trustee of the Harold Viterbo Goodman II 1994 Trust

By:	/s/ Mark A. Oller
Name:	Mark A. Oller
Its:	Vice President

/s/ C. Hastings Johnson
C. Hastings Johnson, Trustee of the Lucy Hughes Abell 1991 Trust

/s/ C. Hastings Johnson
C. Hastings Johnson, Trustee of the Sam Houston Viterbo Abell 1991 Trust

/s/ Harold G. Goodman
Harold G. Goodman, Trustee of the Harold G. Goodman 1984 Grantor Trust

/s/ Meg Goodman
Meg Goodman (formerly Meg Goodman Daniel), Trustee of the Meg Goodman Daniel 1984 Grantor Trust

Wilmington Trust Company, Trustee of the Meg Goodman Daniel 1984 Grantor Trust

By:	/s/ Mark A. Oller
Name:	Mark A. Oller
Its:	Vice President

/s/ Betsy Goodman Abell
Betsy Goodman Abell, Trustee of the Betsy Goodman Abell 1984 Grantor Trust

/s/ John B. Goodman
John B. Goodman, Trustee of the Betsy Goodman Abell 1984 Grantor Trust

/s/ Daniel A. Breen III
Daniel A. Breen III, Trustee of the Harriett Elizabeth Goodman 1991 Trust

/s/ Daniel A. Breen III
Daniel A. Breen III, Trustee of the John Bailey Goodman, Jr. 1991 Trust

/s/ John B. Goodman
John B. Goodman, Trustee of the John Bailey Goodman 1984 Grantor Trust

Wilmington Trust Company, Trustee of the Bailey Quin Daniel 1991 Trust

By:	/s/ Mark A. Oller
Its:	Mark A. Oller
Name:	Vice President

/s/ Daniel A. Breen III
Daniel A. Breen III, Trustee of the Bailey Quin Daniel 1991 Trust